                                                                   EXHIBIT 99.3

                           FINANCIAL STATEMENTS

                 PRODUCTION OPERATORS CORP AND SUBSIDIARY


   The condensed consolidated financial statements included herein have been prepared by Production Operators Corp, without audit, pursuant to the rules and regulations of the Securities and Exchange Commission. The term "Company" as used herein refers to Production Operators Corp and its operating subsidiary, Production Operators, Inc., together with its subsidiaries, unless the context otherwise indicates. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted pursuant to such rules and regulations, although the Company believes that the disclosures are adequate to make the information presented not misleading. It is suggested that these condensed consolidated financial statements be read in conjunction with the consolidated financial statements and the notes thereto included in the Company's latest annual report on Form l0-K/A. In the opinion of the Company all adjustments, consisting only of normal recurring adjustments, necessary to present fairly the financial position of the Company as of March 31, 1997, and the results of their operations for the six months ended March 31, 1997 and 1996 and their cash flows for the six months ended March 31, 1997 and 1996 have been included. The results of operations for such interim periods are not necessarily indicative of the results for the full year.

             PRODUCTION OPERATORS CORP AND SUBSIDIARY
                    CONSOLIDATED BALANCE SHEETS
            AS OF MARCH 31, 1997 AND SEPTEMBER 30, 1996
                          (000'S OMITTED)


                                                     March 31,  September 30,
                                                       1997          1996
                                                     ---------  -------------
                                                    (Unaudited)
     ASSETS
       Current assets:
         Cash and cash equivalents . . . . . . . .   $  2,226     $   1,466
         Marketable securities . . . . . . . . . .        201           201
         Receivables:
           Sales and services, net of reserve of
            $203 at March 31, 1997 and $156 at
            September 30, 1996 . . . . . . . . . .     20,801        20,388
           Construction work in progress . . . . .      4,185         4,592

         Inventories - at cost:
           Compressor parts and supplies . . . . .      6,635         6,486
           Construction work in progress . . . . .      1,721         2,433
         Prepaid expenses and other. . . . . . . .      6,530         5,866
                                                    ---------      --------
              Total current assets . . . . . . . .     42,299        41,432

       Property and equipment, at cost, net of
        accumulated depreciation and
        amortization of $107,372 at March 31,
        1997 and $100,940 at September 30, 1996. .    187,428       173,307

       Long-term receivable and other assets . . .     12,323         7,952
                                                     --------      --------
                                                     $242,050      $222,691
                                                     ========      ========
     LIABILITIES AND STOCKHOLDERS' INVESTMENT
       Current liabilities:
         Accounts payable. . . . . . . . . . . . .   $  7,705      $  8,361
         Accrued liabilities . . . . . . . . . . .      6,795        13,084
         Income taxes payable. . . . . . . . . . .        997         1,283
                                                     --------      --------
              Total current liabilities. . . . . .     15,497        22,728

       Senior term notes . . . . . . . . . . . . .     36,084        23,131

       Deferred income taxes . . . . . . . . . . .     24,106        21,178
                                                      -------      --------
       Stockholders' investment:
         Common stock. . . . . . . . . . . . . . .     10,259        10,259
         Additional paid-in capital. . . . . . . .     72,646        72,223
         Retained earnings . . . . . . . . . . . .     85,913        76,294
         Deferred compensation - ESOP. . . . . . .     (1,860)       (2,340)
         Treasury stock. . . . . . . . . . . . . .       (595)         (782)
                                                     --------      --------
            Total stockholders' investment . . . .    166,363       155,654
                                                     --------      --------
                                                     $242,050      $222,691
                                                     =========     ========

                     PRODUCTION OPERATORS CORP AND SUBSIDIARY
                          CONSOLIDATED INCOME STATEMENTS
            FOR THE THREE AND SIX MONTHS ENDED MARCH 31, 1997 AND 1996
                (UNAUDITED-000'S OMITTED EXCEPT PER SHARE AMOUNTS)


                                             Quarter Ended     Six Months Ended
                                               March 31,           March 31,
                                          -----------------   -----------------
                                            1997     1996       1997    1996
                                          -------  -------    ------- -------
    Net revenues from sales and
     services and other income . . . .    $28,181  $21,743    $54,928 $43,867
                                          -------  -------    ------- -------
    Costs and expenses:
      Cost of sales and services . . .     12,294    9,362     24,240  19,131
      Depreciation and amortization. .      4,590    3,890      8,988   7,617
      General and administrative
       expenses. . . . . . . . . . . .      1,874    1,790      3,777   3,596
      Interest and debt expenses . . .        517      603        921   1,191
                                          -------  -------    ------- -------
                                           19,275   15,645     37,926  31,535
                                          -------  -------    ------- -------
    Income before income taxes . . . .      8,906    6,098     17,002  12,332
    Provision for income taxes . . . .      3,143    1,985      5,975   4,162
                                          -------  -------    ------- -------
    Net income . . . . . . . . . . . .    $ 5,763  $ 4,113    $11,027 $ 8,170
                                          =======  =======    ======= =======
    Net income per share:
     Primary and fully diluted:           $   .56  $   .40    $  1.07 $   .80

    Weighted average shares
     outstanding . . . . . . . . . . .     10,342   10,282     10,327  10,270

    Dividends per share. . . . . . . .    $   .07  $   .07    $   .14 $   .14

    Average shares outstanding upon
     which dividends were accrued. . .     10,205   10,149     10,204  10,148


                    PRODUCTION OPERATORS CORP AND SUBSIDIARY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                FOR THE SIX MONTHS ENDED MARCH 31, 1997 AND 1996
                           (UNAUDITED-000'S OMITTED)


                                                        Six Months Ended
                                                             March 31,
                                                      --------------------
                                                        1997        1996
                                                      --------    --------
   Cash flows from operating activities:
     Cash received from customers. . . . . . . . . .  $ 51,140    $ 45,813
     Cash paid to suppliers and employees. . . . . .   (33,938)    (25,063)
     Interest paid . . . . . . . . . . . . . . . . .      (920)     (1,078)
     Income tax paid . . . . . . . . . . . . . . . .    (3,156)     (1,016)
     Interest and dividends received . . . . . . . .        94         253
     Other income. . . . . . . . . . . . . . . . . .       387         365
                                                      --------    --------
                                                        13,607      19,274
                                                      --------    --------
   Cash flows from investing activities:
     Net additions to property and equipment . . . .   (24,200)    (12,486)
     Proceeds from sale of property and equipment. .     5,144       3,978
     Other . . . . . . . . . . . . . . . . . . . . .    (6,066)       (647)
                                                      --------    --------
                                                       (25,122)     (9,155)
                                                      --------    --------
   Cash flows from financing activities:
     Additions to (reduction of) net borrowings
      on long-term senior notes. . . . . . . . . . .    12,953      (9,722)
     Dividends paid. . . . . . . . . . . . . . . . .    (1,429)     (1,421)
     Reduction of deferred compensation under
      Company's ESOP Plan. . . . . . . . . . . . . .       480         495
     Cash received upon exercise of stock options. .       363         279
     Cash bonus paid upon exercise of stock options.       (59)        (49)
     Repurchases of stock awards . . . . . . . . . .       (33)        (48)
                                                      --------    --------
                                                        12,275     (10,466)
                                                      --------    --------
   Net increase (decrease) in cash and
    cash equivalents . . . . . . . . . . . . . . . .       760        (347)
   Cash and cash equivalents at beginning of year. .     1,466         985
                                                      --------    --------
   Cash and cash equivalents at end of quarter . . .  $  2,226    $    638
                                                      ========    ========

                      PRODUCTION OPERATORS CORP AND SUBSIDIARY
     RECONCILIATION OF NET INCOME TO NET CASH PROVIDED BY OPERATING ACTIVITIES
                  FOR THE SIX MONTHS ENDED MARCH 31, 1997 AND 1996
                             (UNAUDITED-000'S OMITTED)


                                                        Six Months Ended
                                                            March 31,
                                                      --------------------
                                                        1997        1996
                                                      -------     -------
   Net income. . . . . . . . . . . . . . . . . . . . .$11,027     $ 8,170
                                                      -------     -------
   Adjustments:
     Depreciation, depletion and amortization. . . . .  8,988       7,617
     Provision for deferred income tax . . . . . . . .  2,928       2,596
     Provision for tax benefits on stock option
      exercises and ESOP dividends . . . . . . . . . .    177          88
     Issuance of stock awards. . . . . . . . . . . . .    183         228
     Provision for bad debts . . . . . . . . . . . . .     47          13
     Gain on sale of property and equipment. . . . . . (2,365)     (1,241)
     Increase (decrease) in receivables. . . . . . . . (1,768)      3,011
     Decrease in inventories . . . . . . . . . . . . .    563       1,099
     Increase in prepaid expenses and other. . . . . .   (664)       (516)
     Decrease in long-term receivable and
      other assets . . . . . . . . . . . . . . . . . .  1,722       1,568
     Decrease in accounts payable. . . . . . . . . . .   (656)     (4,417)
     Increase (decrease) in accrued liabilities. . . . (6,289)        596
     Decrease in current tax benefit . . . . . . . . .     --         462
     Decrease in income taxes payable. . . . . . . . .   (286)         --
                                                      -------     -------
                                                        2,580      11,104
                                                      -------     -------
   Net cash provided by operating activities . . . . .$13,607     $19,274
                                                      =======     =======